GENERAL MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the General Municipal Bond Fund, Inc. for its fiscal year ended February 28, 1997. Your Fund produced a total return, including bond price changes and interest income, of 4.04%* and an annualized tax-free distribution rate per share of 5.30%.** ECONOMIC REVIEW
    With the economy nearing the end of its sixth year of expansion, inflation still remains quiescent despite the robust rate of new job creation and low unemployment. Because of the relatively tight market, the potential inflationary consequences of increased wage demands have been of growing concern to Federal Reserve Board Chairman Alan Greenspan and other members of the Federal Open Market Committee ("FOMC," the policy-making arm of the Federal Reserve Board). In recent testimony to the Senate Banking Committee, Chairman Greenspan spoke very directly about the possibility of the FOMC raising interest rates, despite the absence of any clear sign of accelerating inflation. The Federal Reserve last changed its interest rate policy on January 31, 1996 when it reduced both the Federal Funds target rate and its discount rate. Since then, the economy has continued to advance.
    Over the past year, gains in worker productivity along with job security worries have kept wage increases modest and noninflationary. Yet there are signs that this wage restraint may be ending. Recent data suggest a tightening in the labor market. Growing numbers of workers appear willing to quit current jobs, more confident now that there are better positions available elsewhere. In reaction to this, companies could be under pressure to raise compensation levels. With this in mind, the recent comment by Chairman Greenspan warrants attention: "Given the lags with which monetary policy affects the economy, however, we cannot rule out a situation in which a preemptive policy tightening may become appropriate before any sign of actual inflation becomes evident." The lack of price pressure was particularly apparent in the fourth quarter increase in the GDP price deflator, the government's broadest measure of inflation: its 1.4% annual pace was the lowest rate of increase in 30 years.
    With such low inflation accompanying the strong growth in new jobs, consumer optimism remains high. The Research Board's Index of Consumer Confidence reported that popular opinion about the state of the economy reached a 27-year high in February. Since consumers account for two thirds of economic activity, their collective attitude is an important indicator of future economic momentum. Yet, despite this high level of consumer optimism, retail sales growth remained modest, although signs of strengthening are appearing.
    While it is possible that a retrenchment in consumer spending could result in an economic slowdown without a change in Federal Reserve monetary policy, it is likely that the continued strong growth in new jobs and the low unemployment rate will lead to labor shortages that could trigger inflationary wage increases. We take Chairman Greenspan at his word and are mindful of the possibility of a preemptive tightening in monetary policy. MARKET ENVIRONMENT
    The municipal bond market endured a significant amount of volatility during the past year. Similar to today's market environment, one year ago at this time interest rates were on the rise, as the markets braced for a possible tightening of interest rates by the Federal Reserve Board. After waffling during the summer, the bond markets staged a significant rally late in the year as the economic and inflation data proved to be less robust than feared earlier. However, just during the past few months, bond yields have gyrated in a rather wide range. Today, the bears are back in control: the economy is stronger and a tightening of monetary policy is a possibility.
    The political climate in Washington is also weighing on the markets. Investors had been counting on a bipartisan compromise on a balanced budget agreement and a possible cut in the capital gains tax rate. Today, the odds of either happening anytime soon appear less likely. Therefore, it looks as though this year's budget wrangling could become protracted.

    The past two years produced far better returns for equity holders than for bond owners. When viewing the record levels attained by most stock indices, many people question the sustainability of the market at current levels. Certainly, the Federal Reserve Chairman is concerned having, on more than one occasion, publicly questioned the stock market's "irrational exuberance." While the implications for the bond markets are uncertain, there is a general feeling that any sustained sell-off in stocks could spur investors to shift more money into bonds. The rise in long-term yields makes bonds more attractive today.
THE PORTFOLIO
    In a year categorized by a fair degree of price volatility, long-term municipal bond yields ended the year only 10 to 15 basis points higher than when the year began. As stated previously, the Fund did provide a 5.30% tax-exempt dividend yield, while the total return (dividend income plus price change) for the same period was just 4.04%, indicative of slightly lower bond prices.
    In response to a strengthening economy, the portfolio's duration was shortened significantly early in the fiscal year, before being lengthened later in the year amid signs that the economic rebound was not as strong as originally believed. Performance lagged during the first half's market decline, before rebounding during the second half rally. Furthermore, in view of the premium afforded by the market for securities bearing good structure (i.e., call protection, duration, and liquidity), the Fund moved a significant portion of its portfolio into these types of bonds, and will continue to do so when appropriate.
    At the present time, the portfolio is maintaining a rather defensive posture. The possibility of a hike in short-term interest rates looks more likely with the announcement of each new piece of economic data. The Fed has stated its intention to strike preemptively, if necessary. After such a long period of uninterrupted economic expansion with no inflation pressures, we believe it is prudent to heed the warning signals. While maintaining a shorter than normal duration (seven years), we continue to look for those bonds that will increase the Fund's tax-exempt dividend yield. In short, we are willing to bet that, at least over the near term, the market will be buffeted by rising interest rates, an increase in the supply of new bond issuance, and tepid investor demand.
    The axiom of capital preservation is foremost in our decision-making presently. We do see the risk of higher interest rates this year. However, the economy has displayed the ability to sustain its record of steady expansion without as yet exhibiting any significant pricing pressures that might lead to higher inflation. We see no reason why this pattern of moderate growth can't continue in the future with or without the Fed applying some restraint by raising short rates. For this reason we feel good about the prospects for bond markets going forward and continue to recommend that all investors maintain a long-term perspective.
                              Very truly yours,
                      [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
March 17, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. **Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.

General Municipal Bond Fund, Inc.                   February 28, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GENERAL MUNICIPAL BOND FUND, INC. AND
THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
[Exhibit A]
$20,690
Lehman Brothers
Municipal Bond Index*
Dollars
$20,002
General Municipal
Bond Fund
[Exhibit A]
*Source: Lehman Brothers

Average Annual Total Returns
                   One Year Ended                  Five Years Ended                  Ten Years Ended
                 February 28, 1997                February 28, 1997                 February 28, 1997
                 __________________              __________________                ______________________
                       4.04%                            6.98%                             7.18%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in General Municipal Bond Fund, Inc. on 2/28/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses, which can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                   FEBRUARY 28, 1997
                                                                                                  Principal
Long-Term Municipal Investments_100.0%                                                              Amount           Value
                                                                                                 _____________     ___________
Alabama_1.8%
Alabama Industrial Development Authority, SWDR (Pine City Fiber Co.)
    6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.)......................                     $  12,000,000    $ 12,109,800
California_3.2%
California Pollution Control Financing Authority, PCR, Refunding
    (San Diego Gas and Electric Co.) 5.90%, 6/1/2014 (Insured; MBIA)........                         9,715,000     10,339,577
Sacramento Municipal Utility District, Electric Revenue, Refunding
    6%, 2/1/2017............................................................                         5,000,000      5,000,800
San Francisco City and County Public Utlities Commission, Water Revenue, Refunding
    5%, 11/1/2013...........................................................                         6,325,000      6,099,197
Colorado_8.5%
Colorado Housing Finance Authority, Single Family Program 7.55%, 8/1/2023...                         3,020,000      3,180,966
Denver City and County:
    Airport System Revenue:
      7.25%, 11/15/2007 (Insured; MBIA).....................................                         6,250,000      7,110,437
      7.25%, 11/15/2012.....................................................                         5,100,000      5,573,892
      8.25%, 11/15/2012.....................................................                         4,505,000      5,108,760
      7.75%, 11/15/2021.....................................................                         6,760,000      7,486,430
      7.25%, 11/15/2023.....................................................                         5,185,000      5,611,155
      8%, 11/15/2025........................................................                         5,250,000      5,869,710
    Special Facilities Airport Revenue (United Airlines Project) 6.875%, 10/1/2032                  11,235,000     11,798,660
Lakewood, MFHR, Mortgage 6.70%, 10/1/2036 (Insured; FHA)....................                         5,000,000      5,203,450
District of Columbia_1.2%
District of Columbia, HR, Refunding (National Rehabilitation Hospital_Medlantic)
    7.10%, 11/1/2011 (Insured; MBIA) (Prerefunded 11/1/1999) (a)............                         7,000,000      7,636,650
Connecticut_1.2%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Revenue
    Refunding 6%, 11/15/2027................................................                         8,400,000      8,406,048
Florida_5.2%
Collier County School Board, COP 5%, 2/15/2016 (Insured; FSA)...............                         7,550,000      7,104,550
Palm Beach County, Solid Waste IDR (Osceola Power Ltd. Partnership)
    6.95%, 1/1/2022.........................................................                         3,000,000      2,574,930
Pinellas County Housing Facilities Authority, SFMR (Multi-County Program)
    6.70%, 2/1/2028 (Insured; FHA)..........................................                         7,500,000      7,808,250
Polk County Industrial Development Authority, IDR 7.525%, 1/1/2015..........                         13,840,000    14,776,968
South Broward Hospital District, Health, Hospital and Nursing Home Revenue, Refunding
    5.25%, 5/1/2021 (Insured; MBIA).........................................                         2,800,000      2,647,792
Georgia_4.6%
Atlanta and Fulton County Recreational Authority, Revenue, Downtown Arena Public
    Improvement Project Refunding 5.375%, 12/1/2021 (Insured; MBIA).........                         7,000,000      6,748,910
Fulton County School District, Refunding 6.375%, 5/1/2016...................                         5,900,000      6,577,438

General Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                                    February 28, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount         Value
                                                                                                 _____________    ___________
Georgia (continued)
Richmond County, Water and Sewer Revenue, Refunding and Improvement
    5.25%, 10/1/2022 (Insured; FGIC)........................................                    $    5,000,000   $  4,747,000
Rockdale County Water and Sewer Authority, Water and Sewer Revenue, Refunding
    5%, 7/1/2022 (Insured; FSA).............................................                         7,500,000      6,889,350
Macon-Bibb County Industrial Authority, Industrial Revenue (Weyerhaeuser Co. Project)
    9%, 10/1/2007...........................................................                         1,000,000      1,327,220
Monroe County Development Authority, PCR, Refunding
    (Oglethorpe Power Corp., Scherer Project) 6.75%, 1/1/2010...............                         4,000,000      4,507,040
Idaho_.5%
Idaho Housing Agency, Housing Revenue (Blue Meadows Project)
    7.20%, 7/1/2033 (Insured; FHA)..........................................                         3,500,000      3,643,675
Illinois_7.5%
Chicago, Gas Supply Revenue (People's Gas Light and Coke Co. Project)
    8.10%, 5/1/2020.........................................................                         3,000,000      3,311,910
Chicago-O'Hare International Airport, Special Facility Revenue
    (United Airlines Inc. Project):
      8.40%, 5/1/2018.......................................................                         2,805,000      3,042,836
      8.50%, 5/1/2018.......................................................                         2,500,000      2,748,475
      8.85%, 5/1/2018.......................................................                         6,355,000      7,205,935
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility Acquisition) 8.75%, 3/1/2010                        2,130,000      2,299,314
Illinois Health Facilities Authority, Revenue:
    (Beverly Farm Foundation) 9.125%, 12/15/2015 (Prerefunded 12/15/2000) (a)                        2,000,000      2,368,780
    (Residential Centers Inc.) 8.50%, 8/15/2016.............................                         5,825,000      5,996,838
Robbins, RRR (Robbins Resource Recovery Partners) 8.375%, 10/15/2016........                        14,750,000     15,410,210
Village of Romeoville 8.375%, 1/1/2010......................................                         7,495,000      8,415,161
Indiana_3.8%
Fishers, Economic Development Revenue, First Mortgage (United Student Funds Inc.)
    8.375%, 9/1/2014........................................................                         2,000,000      2,101,560
Indianapolis Airport Authority, Special Facility Revenue:
    (Federal Express Corp. Project) 7.10%, 1/15/2017........................                         4,900,000      5,298,860
    (United Airlines Project) 6.50%, 11/15/2031.............................                        17,750,000     18,202,092
Iowa_.6%
Iowa Finance Authority, SFMR 6.10%, 1/1/2028 (Guaranteed: FNMA, GNMA).......                         4,000,000      4,009,640
Kentucky_4.4%
Kenton County Airport Board, Airport Revenue
    (Special Facilities_Delta Airlines Project):
      7.50%, 2/1/2012.......................................................                        11,550,000     12,506,224
      7.125%, 2/1/2021......................................................                         4,630,000      4,929,839
City of Mount Sterling, Revenue (Kentucky League of Cities Funding Trust Lease Program)
    6.10%, 3/1/2018.........................................................                         5,500,000      5,695,470

General Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                                  February 28, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                  __________      __________
Kentucky (continued)
Pendleton County, Multi-County Lease Revenue (Kentucky Association of Counties
    Leasing Trust Program) 6.40%, 3/1/2019..................................                    $    6,000,000    $ 6,550,740
Louisiana_1.6%
Louisiana Public Facilities Authority, HR (Louisiana Association of Independent
    Colleges and Universities Facilities Loan Program) 7%, 12/1/2017........                         6,195,000      6,631,933
Parish of Saint James, SWDR (Freeport-McMoRan Partnership Project)
    7.70%, 10/1/2022........................................................                         4,140,000      4,267,305
Maine_1.1%
Maine Finance Authority, SWDR (Boise Cascade Corp. Project) 7.90%, 6/1/2015.                         6,900,000      7,491,192
Maryland_1.9%
Maryland Community Development Administration, Department of Housing and
    Community Development (Single Family Program) 6.55%, 4/1/2026...........                         9,970,000     10,296,119
Montgomery County Housing Opportunities Commission, MFMR 7.375%, 7/1/2032...                         2,635,000      2,726,698
Massachusetts_1.3%
Massachusetts Health and Educational Facilities Authority, Revenue
    (New England Deaconess Hospital Issue) 7.20%, 4/1/2022..................                         5,070,000      5,479,301
Massachusetts Port Authority, Special Project Revenue (Harborside Hyatt Project)
    10%, 3/1/2026...........................................................                         3,000,000      3,355,830
Michigan_6.5%
Michigan Hospital Finance Authority, HR, Refunding:
    (Genesys Health System):
      8.10%, 10/1/2013......................................................                         2,000,000      2,289,860
      8.125%, 10/1/2021.....................................................                         4,910,000      5,612,277
      7.50%, 10/1/2027......................................................                         8,000,000      8,735,840
    (Henry Ford Health System) 5.25%, 11/15/2025............................                         8,965,000      8,391,330
Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)
    7.50%, 1/1/2021.........................................................                         7,000,000      7,188,860
Romulus Economic Development Corp., Economic Development Revenue, Refunding
    (HIR Limited Partnership Project)
    7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.)...............                         5,000,000      5,498,100
Wayne Charter County, Special Airport Facilities Revenue, Refunding
    (Northwest Airlines Inc.) 6.75%, 12/1/2015..............................                         5,625,000      5,779,631
Mississippi_.8%
Clairborne County, PCR, Refunding (System Energy Resources Inc.)
    7.30%, 5/1/2025.........................................................                         5,000,000      5,242,350
Nevada_.8%
Clark County School District, School Improvements 5%, 6/15/2014 (Insured; FGIC)                      5,540,000      5,247,710
New Hampshire_2.0%
New Hampshire Higher Educational and Health Facilities Authority, Revenue
    (Crotched Mountain Rehabilitation Center) 7.75%, 1/1/2020 (Prerefunded 1/1/2000) (a)             2,200,000      2,441,362

General Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                                  February 28, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                  ___________     ___________
New Hampshire (continued)
New Hampshire Housing Finance Authority, Single Family Residential Mortgage:
    7.75%, 7/1/2023.........................................................                    $    6,355,000   $  6,726,958
    7.70%, 7/1/2029.........................................................                         3,990,000      4,194,128
New Jersey_3.4%
Camden County Improvement Authority, Health, Hospital and Nursing Home Revenue
    (Health Care Redevelopment Project_Cooper Health) 6%, 2/15/2027.........                         9,000,000      8,767,980
New Jersey Educational Facilities Authority, Revenue (Trenton State College)
    5.125%, 7/1/2024 (Insured; MBIA)........................................                         8,000,000      7,529,280
New Jersey Transportation Trust Fund Authority, Transportation System Revenues
    5%, 6/15/2017...........................................................                         7,105,000      6,660,866
New York_5.3%
City of New York:
    6%, 8/1/2026............................................................                         3,000,000      2,940,960
    Refunding 6.50%, 3/15/2006..............................................                         6,000,000      6,449,520
New York State Dormitory Authority, Revenue (State University Educational Facilities)
    7.50%, 5/15/2013........................................................                         2,500,000      3,021,000
New York State Local Government Assistance Corp., Sales Tax Revenue, Refunding
    5.25%, 4/1/2016 (Insured; AMBAC)........................................                         6,410,000      6,262,442
New York State Urban Development Corp., Lease Revenue, Refunding
    5.25%, 1/1/2014 (Insured; FSA)..........................................                         6,925,000      6,829,366
Triborough Bridge and Tunnel Authority, Revenues, General Purpose, Refunding
    5.50%, 1/1/2017 (Insured; MBIA).........................................                        10,000,000     10,029,200
North Carolina_.9%
Charlotte, Water and Sewer Revenue, 5.60%, 5/1/2020.........................                         5,980,000      6,092,783
North Dakota_1.3%
North Dakota Housing Finance Agency, SFMR:
    7.30%, 7/1/2024.........................................................                         3,980,000      4,153,807
    7.75%, 7/1/2024 (Insured; MBIA).........................................                         4,360,000      4,589,598
Ohio_.4%
Cleveland, Parking Facilities Improvement Revenue
    8.10%, 9/15/2022 (Prerefunded 9/15/2002) (a)............................                         2,300,000      2,729,962
Oklahoma_4.5%
McGee Creek Authority, Water Revenue 6%, 1/1/2013 (Insured; MBIA)...........                         6,025,000      6,516,640
Trustees of the Tulsa Municipal Airport Trust, Revenue
    (American Airlines Inc. Project):
      7.375%, 12/1/2020 (Guaranteed; AMR Corp.).............................                         9,850,000     10,507,980
      7.60%, 12/1/2030......................................................                        12,000,000     12,989,880
Pennsylvania_2.3%
Lehigh County General Purpose Authority, Revenue (Wiley House)
    9.50%, 11/1/2016........................................................                         3,500,000      3,770,795

General Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                                  February 28, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                  __________      __________
Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, Revenue
    (Northwestern Corp.) 8.50%, 6/1/2016....................................                    $    3,000,000  $  3,230,130
Philadelphia Authority for Industrial Development, Lease Revenue
    (City of Philadelphia Project) 5.375%, 2/15/2027 (Insured; MBIA)........                         9,125,000      8,669,663
Rhode Island_1.2%
Rhode Island Housing and Mortgage Finance Corp.:
    (Homeownership E-1) 7.55%, 10/1/2022....................................                         4,305,000      4,559,167
    (Rental Housing Program) 7.95%, 10/1/2020...............................                         3,195,000      3,360,054
South Carolina_3.8%
Georgetown County, HR, Refunding (Georgetown County Memorial Hospital)
    7.25%, 11/1/2017 (Insured; AMBAC).......................................                         4,000,000      4,340,240
Piedmont Municipal Power Agency, Electric Revenue, Refunding:
    6.55%, 1/1/2016.........................................................                         9,100,000      9,156,238
    5.375%, 1/1/2025 (Insured; MBIA)........................................                         12,785,000    12,302,238
Texas_9.1%
Alliance Airport Authority Inc., Special Facilities Revenue:
    (American Airlines Inc. Project) 7%, 12/1/2011 (Guaranteed; AMR Corp.)..                        10,000,000     11,116,700
    (Federal Express Corp. Project) 6.375%, 4/1/2021........................                         8,000,000      8,081,120
Bell County Health Facilities Development Corp., Revenue
    (Southern Healthcare-Southview) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)                      2,885,000      3,424,178
Dallas_Fort Worth International Airport Facility Improvement Corp., Revenue
    (Delta Airlines Inc.):
      7.625%, 11/1/2021.....................................................                         2,200,000      2,387,000
      7.125%, 11/1/2026.....................................................                         5,000,000      5,247,950
Dickens County, Lease Obligation (Jail and Detention Facility Project)
    8.875%, 4/1/2005........................................................                         3,950,000      4,134,425
Gulf Coast Waste Disposal Authority, SWDR (Champion International Corp. Project)
    7.25%, 4/1/2017.........................................................                         4,735,000      5,034,726
Houston, Water and Sewer System Revenue, Refunding
    5.50%, 12/1/2016 (Insured; FGIC)........................................                         5,000,000      4,949,050
Montgomery County Health Facilities Development Corp., Hospital Mortgage Revenue
    (Woodlands Medical Center Project) 8.85%, 8/15/2014 (Prerefunded 8/15/1999) (a)                  6,675,000      7,457,844
San Antonio, Improvement and Refunding 5%, 8/1/2011.........................                         9,700,000      9,470,789
Utah_.8%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration Project) 9.25%, 7/1/2018 (b)                  8,000,000      5,623,200
Virginia_2.4%
Upper Occoquan Sewer Authority, Regional Sewer Revenue:
    5.15%, 7/1/2020 (Insured; MBIA).........................................                         4,000,000      3,744,600
    5%, 7/1/2025 (Insured; MBIA)............................................                        13,925,000     12,716,310

General Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                                       February 28, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                   _______         _______
Washington_4.5%
Chelan County Public Utility District Number 001, Consolidated Revenue
    (Chelan Hydroelectric) 7.50%, 7/1/2011..................................                    $    5,655,000    $ 6,554,710
King County, Refunding 5.25%, 1/1/2030......................................                         6,855,000      6,413,127
Washington Public Power Supply System, Revenue, Refunding:
    (Nuclear Project Number 1) 5.75%, 7/1/2012 (Insured; MBIA)..............                         4,930,000      5,020,071
    (Nuclear Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA).............                        10,425,000     12,432,542
West Virginia_1.6%
State of West Virginia:
    5%, 11/1/2021 (Insured; FGIC)...........................................                         5,185,000      4,774,504
    5.25%, 11/1/2026 (Insured; FGIC)........................................                         6,000,000      5,676,600
                                                                                                                 _____________
TOTAL INVESTMENTS
    (cost $644,858,871).....................................................                                     $673,298,558
                                                                                                                 =============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
COP           Certificate of Particiption                                     Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
FHA           Federal Housing Administration                     MFMR    Multi-Family Mortgage Revenue
FNMA          Federal National Mortgage Association              PCR      Pollution Control Revenue
FSA           Financial Security Assurance                       RRR      Resources Recovery Revenue
GNMA          Government National Mortgage Association           SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ______                         _________________          ____________________
AAA                                Aaa                            AAA                               29.1%
AA                                 Aa                             AA                                15.2
A                                  A                              A                                  6.2
BBB                                Baa                            BBB                               35.7
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                     13.8
                                                                                                   ______
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Non-income accruing security.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (e) At February 28 1997, the Fund had $172,724,735 (25.0% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation projects.
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                     FEBRUARY 28, 1997
                                                                                                    Cost                Value
                                                                                               ______________     ______________
ASSETS:                          Investments in securities_See Statement of Investments         $644,858,871      $673,298,558
                                 Cash.......................................                                         4,054,712
                                 Interest receivable........................                                        11,240,254
                                 Receivable for investment securities sold..                                         1,938,927
                                 Receivable for shares of Common Stock subscribed                                       70,100
                                 Prepaid expenses...........................                                            60,514
                                                                                                                 ______________
                                                                                                                   690,663,065
                                                                                                                 ______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         429,329
                                 Due to Distributor.........................                                            17,972
                                 Accrued expenses...........................                                           122,734
                                                                                                                 ______________
                                                                                                                       570,035
                                                                                                                 ______________
NET ASSETS..................................................................                                      $690,093,030
                                                                                                                ===============
REPRESENTED BY:                  Paid-in capital............................                                      $663,728,365
                                 Accumulated net realized gain (loss) on investments                                (2,075,022)
                                 Accumulated net unrealized appreciation (depreciation) on
                                 ......investments_Note 4(b)                                                        28,439,687
                                                                                                                 ______________
NET ASSETS..................................................................                                      $690,093,030
                                                                                                                ===============
SHARES OUTSTANDING
(150 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED)..............                                        47,478,515
NET ASSET VALUE, offering and redemption price per share....................                                            $14.53
                                                                                                                      ========







SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                              YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME
INCOME                           Interest Income............................                                         $49,790,303
EXPENSES:                        Management fee_Note 3(a)...................                   $  4,357,787
                                 Shareholder servicing costs_Note 3(b)......                      2,154,628
                                 Registration fees..........................                        174,165
                                 Professional fees..........................                         93,671
                                 Custodian fees.............................                         70,811
                                 Directors' fees and expenses_Note 3(c).....                         50,225
                                 Prospectus and shareholders' reports_Note 3(b)                      12,573
                                 Miscellaneous..............................                         56,818
                                                                                                 ___________
                                       Total Expenses.......................                                           6,970,678
                                                                                                                    _____________
INVESTMENT INCOME_NET.......................................................                                          42,819,625
                                                                                                                    _____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $    (166,388)
                                 Net realized gain (loss) on financial futures                     (572,351)
                                                                                                 ___________
                                     Net Realized Gain (Loss)...............                                             (738,739)
                                 Net unrealized appreciation (depreciation) on investments
                                     [including ($1,563) net unrealized (depreciation) on
                                     financial futures].....................                                           (7,523,574)
                                                                                                                    _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          (8,262,313)
                                                                                                                    _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $34,557,312
                                                                                                                    =============





SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Year Ended                Year Ended
                                                                                   February 28, 1997         February 29, 1996
                                                                                   __________________        __________________
OPERATIONS:
  Investment income_net.............................................              $      42,819,625             $   49,321,896
  Net realized gain (loss) on investments.................................                 (738,739)                19,385,819
  Net unrealized appreciation (depreciation) on investments...............              (7,523,574)                 22,685,253
                                                                                   __________________        __________________
    Net Increase (Decrease) in Net Assets Resulting from Operations.......               34,557,312                 91,392,968
                                                                                   __________________        __________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net...................................................              (42,819,625)               (49,321,896)
  Net realized gain on investments........................................              (14,473,553)                (1,284,955)
                                                                                   __________________        __________________
    Total Dividends.......................................................              (57,293,178)               (50,606,851)
                                                                                   __________________        __________________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...........................................            2,667,841,855              2,501,610,587
  Dividends reinvested....................................................               40,371,255                 35,154,871
  Cost of shares redeemed.................................................           (2,862,540,890)            (2,644,671,673)
                                                                                   __________________        __________________
    Increase (Decrease) in Net Assets from Capital Stock Transactions.....             (154,327,780)              (107,906,215)
                                                                                   __________________        __________________
      Total Increase (Decrease) in Net Assets.............................             (177,063,646)               (67,120,098)
NET ASSETS:
  Beginning of Period.....................................................              867,156,676                934,276,774
                                                                                   __________________        __________________
  End of Period.........................................................           $    690,093,030             $  867,156,676
                                                                                  =================         ==================

                                                                                         Shares                   Shares
                                                                                   __________________        __________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................              183,985,040                168,963,391
  Shares issued for dividends reinvested..................................                2,780,020                  2,367,210
  Shares redeemed.........................................................             (197,113,727)              (178,155,527)
                                                                                   __________________        __________________
    Net Increase (Decrease) in Shares Outstanding.........................              (10,348,667)                (6,824,926)
                                                                                   ==================       ===================







SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                             Fiscal Year Ended February,
                                                        ___________________________________________________________________
PER SHARE DATA:                                           1997           1996         1995            1994            1993
                                                        ________       ________     ________         ________       ________
    Net asset value, beginning of period.........        $15.00        $14.45        $15.46          $15.74          $14.60
                                                        ________       ________     ________         ________       ________
    Investment Operations:
    Investment income_net........................           .78           .82           .86             .90             .97
    Net realized and unrealized gain (loss)
      on investments.............................          (.21)          .57          (.89)           (.04)            1.29
                                                        ________       ________     ________         ________       ________
    Total from Investment Operations.............           .57          1.39          (.03)            .86             2.26
                                                        ________       ________     ________         ________       ________
    Distributions:
    Dividends from investment income_net.........          (.78)         (.82)         (.86)           (.91)           (.97)
    Dividends from net realized gain on investments        (.26)         (.02)         (.12)           (.23)           (.15)
    Dividends in excess of net realized gain
      on investments.............................            __           __           .00*              __              __
                                                        ________       ________     ________         ________       ________
    Total Distributions..........................         (1.04)         (.84)         (.98)          (1.14)          (1.12)
                                                        ________       ________     ________         ________       ________
    Net asset value, end of period...............        $14.53        $15.00        $14.45          $15.46          $15.74
                                                       =========      ========      ========        ========       =========
TOTAL INVESTMENT RETURN..........................         4.04%         9.79%          .07%           5.50%          16.13%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......          .88%          .88%          .87%            .82%            .41%
    Ratio of net investment income
      to average net assets.....................          5.40%         5.50%         5.99%           5.71%           6.46%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager......             __             __           __              .03%            .35%
    Portfolio Turnover Rate......................       115.62%       114.78%      67.87%            59.19%          64.98%
    Net Assets, end of period (000's Omitted)....     $ 690,093      $867,157      $934,277      $1,240,815      $1,238,291
*  Amount represents less than $.01 per share.



SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1_Significant Accounting Policies:
    General Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,964,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 1997. If not applied, the carryover expires in fiscal 2005.

General Municipal Bond Fund, Inc.
NOTES TO FINANCIAL STATEMENTS  (continued)
NOTE 2_Bank Line of Credit:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended February 28, 1997, the Fund did not borrow under the Facility.
NOTE 3_Management Fee and Other Transactions With Affiliates:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11\2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended February 28, 1997.
    (B) Under a Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended February 28, 1997, $1,588,119 was charged to the Fund pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $350,658 during the period ended February 28, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_Securities Transactions:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1997, amounted to $860,473,903 and $962,879,487, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the General Municipal Bond Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued) market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At February 28, 1997, there were no financial futures contracts outstanding.
    (B) At February 28, 1997, accumulated net unrealized appreciation on investments was $28,439,687, consisting of $32,184,399 gross unrealized appreciation and $3,744,712 gross unrealized depreciation.
    At February 28, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

GENERAL MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
GENERAL MUNICIPAL BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of General Municipal Bond Fund, Inc., including the statement of investments, as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Municipal Bond Fund, Inc. at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
April 2, 1997


GENERAL MUNICIPAL BOND FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended February 28, 1997 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.


[Dreyfus lion "d" logo]
Registration Mark
General Municipal
Bond Fund, Inc.
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
The Bank of New York
90 Washington Street
New York, NY 10286
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            106AR972
[Dreyfus logo]
Registration Mark

General Municipal
Bond Fund, Inc.
Annual Report
February 28, 1997